                        SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                FORM 8-K/A - 2

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


      Date of Report (Date of earliest event reported): February 17, 1997


                            Terrace Holdings, Inc.
            (Exact name of registrant as specified in its charter)

     Delaware                           0-27132                65-0594270
------------------------------        -----------          ------------------
(State or other jurisdiction          (Commission          (IRS Employer
 of incorporation)                    File Number)         Identification No.)

      2699 Stirling Road,   Suite C-405,   Fort Lauderdale, FL     33312
      ------------------------------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:     305-894-6000
                                                        ------------




         (Former name or former address, if changed since last report)

Item 7. Financial Statements


TERRACE HOLDINGS, INC.
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
[UNAUDITED]
--------------------------------------------------------------------------------


The following pro forma condensed combined balance sheet as of December 31, 1996, and the condensed combined statements of operations for the year then ended, give effect to the following:

On February 17, 1997, Terrace Holdings, Inc. [the "Company"] acquired all of the assets and related liabilities of Downeast Frozen Desserts, LLC ["Downeast"]. Downeast, with principal offices and plant located in Portland, Maine, manufactures and markets frozen desserts under the name Deering Ice Cream ["Deering"]. Under the Agreements signed originally on December 9, 1996, and as substantially amended on February 7, 1997, the Company acquired such assets and related liabilities to continue the business of manufacturing and marketing frozen desserts through Deering.

Such assets include all accounts receivable of the business, inventories, and certain furniture and equipment. The stated liabilities assumed were principally trade payables to suppliers of the business and certain long-term debt.

In consideration for the acquisition, the Company issued to Downeast: (1) 918,900 shares of its common stock; and (2) warrants to purchase 250,000 additional shares of its common stock at an exercise price of $1.1875 per share, exercisable commencing February 17, 1997, through August 31, 2000. The Company also paid Downeast approximately $114,000 in cash.

The acquisition will be accounted for as a purchase, effective January 1, 1997 for accounting purposes. The operations of Deering will be included in the Company's results of operations from that date.

In connection with the business acquisition, the Company entered into an employment agreement with an executive who became the President and CEO of Terrace Holdings, Inc. The three year renewable employment agreement provides for an annual base salary of $175,000 and certain other benefits including severance pay.

In connection with the acquisition, the Company issued to each Samuel H. Lasko and Jonathan D. Lasko [collectively the "Laskos"] warrants to purchase 375,000 shares of the Company's common stock at $1.1875 per share. The Laskos surrendered their respective performance options to purchase up to 750,000 shares of the Company's common stock, contained in their respective employment agreements. In addition, the Laskos entered an option agreement to purchase the businesses, assets or capital stock of three of the Registrant's wholly-owned subsidiaries, The Lasko Family Kosher Tours, Inc., The Lasko Companies, Inc. and A&E Management, Inc. at the fair market value thereof, to be independently determined. The option is exercisable for three years commencing April 1, 1998 until February 17, 2001, or earlier under certain circumstances, and will be presented to the Company's shareholders for approval at the 1997 annual shareholders meeting.

The pro forma information is based on the historical financial statements of the Company and Downeast giving effect to the purchase and the assumptions and adjustments in the accompanying notes to the pro forma combined financial statements.

The pro forma combined balance sheet assumes the combination was consummated on December 31, 1996. The pro forma combined statements of operations give effect to this transaction as if it had occurred at the beginning of the earliest period presented. The pro forma combined financial statements are based on the historical financial statements of the Company and Downeast. These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the acquisition had taken place on the dates indicated.

TERRACE HOLDINGS, INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
[UNAUDITED]
--------------------------------------------------------------------------------


Balance Sheet Adjustments:

The following pro forma adjustments reflect Terrace Holdings, Inc.'s purchase of Downeast Frozen Desserts, LLC and is allocated as follows:


Net Equity Deficiency Acquired                   $(123,872)
Property and Equipment                             874,207
Goodwill                                            13,665
                                                 ---------

 Total Purchase Cost                             $ 764,000
 -------------------                             =========

[1] To reflect purchase and issuance of 918,900 shares of the Company's common stock.

     Of the 918,900 shares to be issued, of which 318,900 shares shall be issued to holders of document promissory notes in the aggregate of $441,764 including interest which has been converted from debt to equity.


[2]  To reflect payment of notes payable to Downeast shareholders       $114,000
                                                                        ========

Income Statement Adjustments:                                            Annual
                                                                        --------

[3]  To reflect settlement agreement with Barclay Partners LLC.         $ 75,000

     To reflect investment banking, finders fee.                          89,000
                                                                        --------

                                                                        $164,000
                                                                        ========

[4]  To record additional depreciation and amortization expense for
     property and equipment and goodwill.                               $ 63,000
                                                                        ========
     The property and equipment is to be depreciated over 7 years under the straight-line method and the goodwill is to be amortized over
     20 years under the straight-line method.

[5]  To reflect reduction of interest expense related to paydown
     of debt.                                                           $  9,000
                                                                        ========

TERRACE HOLDINGS, INC.
--------------------------------------------------------------------------------

PRO FORMA CONDENSED COMBINED BALANCE SHEETS AS OF DECEMBER 31, 1996.
[UNAUDITED]
--------------------------------------------------------------------------------




                                                Historicals
                                      -------------------------------
                                         Terrace         Downeast
                                         -------         --------
                                      Holdings, Inc.  Frozen Desserts                   Pro Forma
                                      --------------  ---------------                   ---------
                                       December 31,     October 26,    Pro Forma         Combined
                                       ------------     -----------    ---------         --------
                                           1996            1996        Adjustments       Amounts
                                           ----            ----        -----------       -------
Assets:
Current Assets:
 Cash and Cash Equivalents            $1,570,907       $    4,289        $(114,000)[2]  $1,461,196
 Accounts Receivable                     123,243          935,032               --       1,058,275
 Inventory                                27,239          957,846               --         985,085
 Other Current Assets                     70,779           62,465               --         133,244
                                      ----------       ----------        ---------      ----------

 Total Current Assets                  1,792,168        1,959,632         (114,000)      3,637,800

Property and Equipment - Net             392,741          825,693          874,207[1]    2,092,641

Goodwill                                      --               --           13,665[1]       13,665
Intangible Assets                        415,125               --               --         415,125

Security Deposits and Other Assets       190,432           66,968               --         257,400
                                      ----------       ----------        ---------      ----------

 Total Assets                         $2,790,466       $2,852,293        $ 773,872      $6,416,631
                                      ==========       ==========        =========      ==========

See Notes to Pro Forma Condensed Combined Financial Statements.

TERRACE HOLDINGS, INC.
--------------------------------------------------------------------------------

PRO FORMA CONDENSED COMBINED BALANCE SHEETS AS OF DECEMBER 31, 1996.
[UNAUDITED]
--------------------------------------------------------------------------------




                                                             Historicals
                                                   -------------------------------
                                                      Terrace         Downeast
                                                      -------         --------
                                                   Holdings, Inc.  Frozen Desserts                    Pro Forma
                                                   --------------  ---------------                    ---------
                                                    December 31,     October 26,     Pro Forma        Combined
                                                    ------------     -----------     ----------       --------
                                                       1996             1996         Adjustment        Amounts
                                                       ----             ----         ----------        -------
Liabilities and Stockholders' Equity [Deficit]:
Current Liabilities:
 Accounts Payable and Accrued Expenses             $   196,188     $1,589,169       $        --      $1,785,357
 Deferred Revenue                                      186,412             --                --         186,412
 Due to Related Parties                                     --             --                --              --
 Other Current Liabilities                                  --             --                --              --
 Current Portion of Long-Term Debt                          --             --                --              --
 Note Payable                                               --        810,000                --         810,000
                                                   -----------     ----------       -----------      ----------

 Total Current Liabilities                             382,600      2,399,169                --       2,781,769
                                                   -----------     ----------       -----------      ----------

Long-Term Debt                                              --        576,996          (114,000)[2]     462,996
                                                   -----------     ----------       -----------      ----------

Stockholders' Equity [Deficit]:
                                                                                            919 [1]
 Common Stock                                            3,313        225,000          (225,000)[1]       4,232

                                                                                        763,081 [1]
 Additional Paid-in Capital                          3,945,948        448,000          (448,000)[1]   4,709,029

 Retained Earnings [Deficit]                        (1,541,395)      (796,872)          796,872 [1]  (1,541,395)
                                                   -----------     ----------       -----------      ----------

 Total Stockholders' Equity [Deficit]                2,407,866       (123,872)          887,872       3,171,866
                                                   -----------     ----------       -----------      ----------

 Total Liabilities and Stockholders'
 Equity [Deficit]                                  $ 2,790,466     $2,852,293       $   773,872      $6,416,631
                                                   ===========     ==========       ===========      ==========


See Notes to Pro Forma Condensed Combined Financial Statements.

TERRACE HOLDINGS, INC.
--------------------------------------------------------------------------------

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996.
[UNAUDITED]
--------------------------------------------------------------------------------

                                        Historicals
                             -----------------------------------
                                 Terrace           Downeast
                                 -------           --------
                             Holdings, Inc.    Frozen Desserts
                             --------------    ---------------
                               Year ended     Nine months ended                    Pro Forma
                               ----------     -----------------                    ---------
                              December 31,       October 26,        Pro Forma       Combined
                              ------------       -----------        ---------       --------
                                 1 9 9 6           1 9 9 6         Adjustments      Amounts
                                 -------           -------         -----------      -------
Revenue                        $ 5,497,130       $5,008,049         $      --      $10,505,179

Cost of Sales                    3,965,512        4,576,228                --        8,541,740
                               -----------       ----------         ---------      -----------

 Gross Profit                    1,531,618          431,821                --        1,963,439
                               -----------       ----------         ---------      -----------

Operating Expenses:
 Selling, General and                                                  63,000 [4]
   Administrative Expenses       1,612,792          770,176           164,000 [3]    2,609,968
 Payroll and Related Expense     1,041,285          356,465                --        1,397,750
 Loss on Disposal                  129,826               --                            129,826
                               -----------       ----------         ---------      -----------

 Total Operating Expense         2,783,903        1,126,641           227,000        4,137,544
                               -----------       ----------         ---------      -----------

 [Loss] from Operations         (1,252,285)        (694,820)         (227,000)      (2,174,105)
                               -----------       ----------         ---------      -----------

Other Income [Expense]:
 Interest Expense                   (7,667)        (103,370)            9,000 [5]     (102,037)
 Interest Income                   103,925            1,318                --          105,243
                               -----------       ----------         ---------      -----------

 Total Other [Expense]              96,258         (102,052)            9,000            3,206
                               -----------       ----------         ---------      -----------

 Net [Loss]                    $(1,156,027)      $ (796,872)        $(218,000)     $(2,170,899)
                               ===========       ==========         =========      ===========

 [Loss] Per Share              $      (.35)      $       --         $      --      $      (.66)
                               ===========       ==========         =========      ===========

 Weighted Average Number
   of Shares Outstanding         3,312,500               --                --        3,312,500
                               ===========       ==========         =========      ===========

See Notes to Pro Forma Condensed Combined Financial Statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TERRACE HOLDINGS, INC.
                                       -------------------------------
                                                (Registrant)


Date: May 15, 1997
                                       By: /s/ Samuel H. Lasko
                                       -------------------------------
                                               Samuel H. Lasko
                                               President